UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 3, 2008
                                                         ----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                  0-12781                 56-1001967
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

             Culp, Inc. (the "Company") has entered into a Thirteenth
Amendment to Amended and Restated Credit Agreement (the "Amendment") with Wachovia Bank, National Association ("Wachovia"), as Agent and as Bank, dated November 3, 2008, amending the Company's current credit agreement with Wachovia (the "Credit Agreement"). The Amendment extends the term of the Credit Agreement through December 31, 2009 and also establishes 3% as the "Applicable Margin" for purposes of "Euro-Dollar" and "Base-Rate" loans and eliminates the possibility of reduced rates based on the Company's performance. The Amendment eliminates previously applicable covenants relating to interest and leases coverage, the ratio of funded debt to total tangible capitalization, the ratio of indebtedness to EBITDA, acquisitions, restricted payments, and capital expenditures. The Amendment also adds new covenants requiring that (1) the Company's Tangible Net Worth be greater than or equal to the sum of $65,164,800 plus an aggregate amount equal to 50% of the Company's Consolidated Net Income (but in each case only if a positive number) for each fiscal quarter, (2) the Company's capital expenditures not exceed $5,000,000 for the Company's 2008 fiscal year, and for any fiscal year thereafter, not exceed the sum of $4,000,000 and such additional amount that may be incurred without causing the Company to have a Fixed Charge Coverage Ratio of less than 2.25 to 1.00, (3) the Company's ratio of Consolidated Total Debt to Consolidated EBITDA not exceed 2.50 to 1.00, and (4) the Company maintain a ratio of Consolidated EBITDAR to Consolidated Fixed Charges of at least 2.25 to 1.00. Finally, the Amendment provides for a cross default based on an "Event of Default" under the Company's existing note purchase agreements (dated as of August 11, 2008) with Mutual of Omaha and its affiliates, and under the Company's existing note purchase agreements (dated March 4, 1998) with CIGNA, MONY, Mutual of Omaha, Prudential and their respective affiliates. Capitalized terms used herein have the meaning given to them in the Credit Agreement, unless the context requires otherwise. The amendment fee is $20,000. The Amendment is attached hereto as Exhibit 10.1, and the description of its terms contained herein is qualified in its entirety by reference to the full text of the Amendment as set forth in Exhibit 10.1.

Item 9.01.   Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit 10.1 - Thirteenth Amendment to Amended and Restated Credit Agreement dated as of November 3, 2008 among Culp, Inc. and Wachovia Bank, National Association, as Agent and as Bank

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 6, 2008

                                  Culp, Inc.

                                  By:  /s/ Kenneth R. Bowling
                                       ---------------------------------------
                                       Kenneth R. Bowling
                                       Vice President, Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                               Exhibit
    --------------                               -------

         10.1 Thirteenth Amendment to Amended and Restated Credit Agreement dated as of November 3, 2008 among Culp, Inc. and Wachovia Bank, National Association, as Agent and as Bank